CONSENT OF INDEPENDENT AUDITORS


     We consent to the use of our report dated January 27, 1999, appearing on page 21 of CBS Corporation's Form 10-K/A and page 55 of CBS Corporation's Form 10-K for the year ended December 31, 1998, incorporated by reference in this registration statement of the Company and the reference to our firm under the heading 'Experts' in this registration statement.


                                        /s/ KPMG LLP
                                        ------------------------------

New York, New York
October 6, 1999